Exhibit 21.1

Legal Entity	Current DBA(s)	State of Organization
7 Rod Real Estate North, A Limited Liability Company		Wyoming
7 Rod Real Estate South, A Limited Liability Company		Wyoming
Abraham Chevrolet-Miami, Inc.	AutoNation Chevrolet Coral Gables	Delaware
Abraham Chevrolet-Tampa, Inc.		Delaware
ACER Fiduciary, Inc.		Delaware
Al Maroone Ford, LLC		Delaware
Albert Berry Motors, Inc.		Texas
Allison Bavarian	BMW of Mountain View	California
Allison Bavarian Holding, LLC		Delaware
All-State Rent A Car, Inc.		Nevada
American Way Motors, Inc.	AutoNation Honda 385	Tennessee
AN Cadillac of WPB, LLC	AutoNation Cadillac West Palm Beach	Delaware
AN Central Region Management, LLC		Delaware
AN Chevrolet - Arrowhead, Inc.	AutoNation Chevrolet-Arrowhead	Delaware
AN CJ Valencia, Inc.		Delaware
AN Collision Center FTL South, Inc.	AutoNation Collision Center Fort Lauderdale South	Delaware
AN Collision Center of Addison, Inc.	AutoNation Collision Center Addison	Delaware
AN Collision Center of Las Vegas, Inc.	AutoNation Collision Center Las Vegas	Nevada
AN Collision Center of North Houston, Inc.	AutoNation Collision Center North Houston	Delaware
AN Collision Center of Tempe, Inc.	AutoNation Collision Center Tempe	Delaware
AN Corporate Management Payroll Corp.		Delaware
AN Corpus Christi Chevrolet, LP	AutoNation Chevrolet South Corpus Christi; AutoNation Cadillac South Corpus Christi; AutoNation Buick GMC Corpus Christi; AutoNation Chevrolet Cadillac South Corpus Christi	Texas
AN Corpus Christi GP, LLC		Delaware
AN Corpus Christi Imports Adv. GP, LLC		Delaware
AN Corpus Christi Imports Adv., LP		Texas
AN Corpus Christi Imports GP, LLC		Delaware
AN Corpus Christi Imports II GP, LLC		Delaware
AN Corpus Christi Imports II, LP		Texas
AN Corpus Christi Imports, LP		Texas
AN Corpus Christi Motors, Inc.	AutoNation Hyundai Corpus Christi	Delaware
AN Corpus Christi T. Imports GP, LLC		Delaware
AN Corpus Christi T. Imports, LP	AutoNation Toyota Corpus Christi; AutoNation Scion Corpus Christi	Texas
AN County Line Ford, Inc.	AutoNation Ford Burleson	Texas
AN Dealership Holding Corp.		Florida
AN F. Imports of Atlanta, LLC	AutoNation FIAT Mall of Georgia	Delaware
AN F. Imports of Hawthorne Holding, LLC		Delaware
AN F. Imports of Hawthorne, LLC	AutoNation FIAT South Bay; AutoNation Value Vehicles Outlet	Delaware
AN F. Imports of North Denver, LLC	AutoNation FIAT North Denver	Delaware
AN F. Imports of North Phoenix, Inc.	AutoNation FIAT North Phoenix	Delaware

Legal Entity	Current DBA(s)	State of Organization
AN F. Imports of Roseville Holding, LLC		Delaware
AN F. Imports of Roseville, Inc.	AutoNation FIAT Roseville	Delaware
AN F. Imports of Seattle, Inc.		Delaware
AN F. Imports of Sterling, LLC		Delaware
AN Florida Region Management, LLC		Delaware
AN Fort Myers Imports, LLC	AutoNation Toyota Fort Myers; AutoNation Scion Fort Myers; AutoNation Collision Center Fort Myers	Delaware
AN Fremont Luxury Imports, Inc.	BMW of Fremont	Delaware
AN H. Imports of Atlanta, LLC	AutoNation Hyundai Mall of Georgia	Delaware
AN Imports of Ft. Lauderdale, Inc.	Land Rover Fort Lauderdale	Delaware
AN Imports of Seattle, Inc.	AutoNation Hyundai Seattle	Delaware
AN Imports of Spokane, Inc.	AutoNation Honda Spokane Valley	Delaware
AN Imports of Stevens Creek Holding, LLC		Delaware
AN Imports of Stevens Creek, Inc.	MINI of Stevens Creek	Delaware
AN Imports on Weston Road, Inc.	AutoNation Toyota Weston; AutoNation Scion Weston	Florida
AN Luxury Imports GP, LLC		Delaware
AN Luxury Imports Holding, LLC		Delaware
AN Luxury Imports of Coconut Creek, Inc.	Mercedes-Benz of Coconut Creek; smart center of Coconut Creek	Delaware
AN Luxury Imports of Marietta, LLC		Delaware
AN Luxury Imports of Palm Beach, Inc.	Mercedes-Benz of Delray	Delaware
AN Luxury Imports of Pembroke Pines, Inc.	Mercedes-Benz of Pembroke Pines	Delaware
AN Luxury Imports of Phoenix, Inc.	Audi Peoria	Delaware
AN Luxury Imports of San Diego, Inc.	BMW Encinitas	Delaware
AN Luxury Imports of Sanford, LLC	Mercedes-Benz of North Orlando	Delaware
AN Luxury Imports of Sarasota, Inc.	Mercedes-Benz of Sarasota; smart center Sarasota	Delaware
AN Luxury Imports of Spokane, Inc.	AutoNation Acura Spokane Valley	Delaware
AN Luxury Imports of Tucson, Inc.	BMW of Tucson	Delaware
AN Luxury Imports, Ltd.	BMW of Dallas; MINI of Dallas	Texas
AN Motors of Brooksville, Inc.	AutoNation Ford Brooksville; AutoNation Collision Center Brooksville	Florida
AN Motors of Dallas, Inc.	AutoNation Chevrolet Galleria	Delaware
AN Motors of Delray Beach, Inc.	AutoNation Volkswagen Delray	Delaware
AN Motors of Englewood, Inc.		Delaware
AN Motors of Memphis, Inc.	AutoNation GMC Mendenhall	Tennessee
AN Motors of Scottsdale, LLC	AutoNation Ford Scottsdale; AutoNation Collision Center North Scottsdale	Delaware
AN Pontiac GMC Houston North GP, LLC		Delaware
AN Pontiac GMC Houston North, LP		Texas
AN San Jose Luxury Imports, Inc.	Mercedes-Benz of Stevens Creek; AutoNation Volvo San Jose; Park Avenue Motors; AutoNation Collision Center Stevens Creek	California
AN Seattle Motors, Inc.	AutoNation Chrysler Dodge Jeep Ram Seattle; AutoNation Collision Center Seattle	Delaware

Legal Entity	Current DBA(s)	State of Organization
AN Subaru Motors, Inc.	AutoNation Subaru Scottsdale	Delaware
AN T. Imports of Atlanta, LLC	AutoNation Toyota Mall of Georgia; AutoNation Scion Mall of Georgia; AutoNation Collision Center Mall of Georgia	Delaware
AN Texas Region Management, Ltd.	AutoNation Shared Service Center	Texas
AN Tucson Imports, LLC		Delaware
AN Valencia Auto Imports, Inc.	MINI of Valencia	Delaware
AN West Central Region Management, LLC		Delaware
AN Western Region Management, LLC		Delaware
AN/CF Acquisition Corp.	AutoNation Ford Littleton; AutoNation Collision Center Littleton	Delaware
AN/GMF, Inc.		Delaware
AN/KPBG Motors, Inc.		Washington
AN/MF Acquisition Corp.		Delaware
AN/MNI Acquisition Corp.	AutoNation Nissan Memphis	Delaware
AN/PF Acquisition Corp.	AutoNation Ford Bellevue	Delaware
Anderson Chevrolet		California
Anderson Chevrolet Los Gatos, Inc.		California
Anderson Cupertino, Inc.		California
Appleway Chevrolet, Inc.
AutoNation Chevrolet Spokane Valley; AutoNation Mazda-Spokane; AutoNation Subaru Spokane Valley; AutoNation Mitsubishi-Spokane; AutoNation Toyota Spokane Valley; AutoNation Scion Spokane Valley; AutoNation Volkswagen Spokane; Audi Spokane; AutoNation Mazda-Mitsubishi-Spokane; AutoNation Collision Center Spokane
Washington
Atrium Restaurants, Inc.		Florida
Auto Ad Agency, Inc.		Maryland
Auto Car Holding, LLC		Delaware
Auto Car, Inc.	AutoNation Honda Roseville	California
Auto Company IX, Inc.	AutoNation Volkswagen Dallas	Delaware
Auto Company VI, Inc.	Audi Plano	Delaware
Auto Company VII, Inc.	Porsche of Plano	Delaware
Auto Company VIII, Inc.	AutoNation Volkswagen Richardson	Delaware
Auto Company X, Inc.		Delaware
Auto Company XI, Inc.	AutoNation Chrysler Dodge Jeep Ram Spring	Delaware
Auto Company XII, Inc.	AutoNation Toyota North Arlington; AutoNation Scion North Arlington	Delaware
Auto Company XIII, Inc.	AutoNation Honda Chandler	Delaware
Auto Company XIV, Inc.	AutoNation Hyundai Tempe	Delaware
Auto Company XIX, Inc.		Delaware
Auto Company XL, Inc.		Delaware
Auto Company XLI, Inc.		Delaware
Auto Company XLII, Inc.		Delaware
Auto Company XLIII, Inc.		Delaware
Auto Company XLIV, Inc.		Delaware
Auto Company XLV, Inc.		Delaware

Legal Entity	Current DBA(s)	State of Organization
Auto Company XVII, Inc.	AutoNation Chrysler Dodge Jeep Ram Mobile	Delaware
Auto Company XVIII, Inc.		Delaware
Auto Company XXI, Inc.	Audi Bellevue; AutoNation Volvo Bellevue; Mercedes-Benz of Bellevue; Porsche Bellevue	Delaware
Auto Company XXII, Inc.		Delaware
Auto Company XXIII, Inc.		Delaware
Auto Company XXIV, Inc.		Delaware
Auto Company XXIX, Inc.		Delaware
Auto Company XXV, Inc.	Mercedes-Benz of Reno	Delaware
Auto Company XXVI, Inc.		Delaware
Auto Company XXVII, Inc.		Delaware
Auto Company XXVIII, Inc.		Delaware
Auto Company XXX, Inc.		Delaware
Auto Company XXXI, Inc.		Delaware
Auto Company XXXII, Inc.		Delaware
Auto Company XXXIII, Inc.		Delaware
Auto Company XXXIV, Inc.		Delaware
Auto Company XXXIX, Inc.		Delaware
Auto Company XXXV, Inc.		Delaware
Auto Company XXXVI, Inc.		Delaware
Auto Company XXXVII, Inc.		Delaware
Auto Company XXXVIII, Inc.		Delaware
Auto Dealership III, LLC	AutoNation Honda O'Hare	Delaware
Auto Dealership IV, LLC	AutoNation Hyundai O'Hare	Delaware
Auto Dealership IX, LLC		Delaware
Auto Dealership V, LLC		Delaware
Auto Dealership VI, LLC	AutoNation Volkswagen Mall of Georgia	Delaware
Auto Dealership VII, LLC		Delaware
Auto Dealership VIII, LLC		Delaware
Auto Dealership X, LLC		Delaware
Auto Dealership XI, LLC		Delaware
Auto Dealership XII, LLC		Delaware
Auto Dealership XIII, LLC		Delaware
Auto Dealership XIV, LLC		Delaware
Auto Dealership XIX, LLC		Delaware
Auto Dealership XV, LLC		Delaware
Auto Dealership XVI, LLC		Delaware
Auto Dealership XVII, LLC		Delaware
Auto Dealership XVIII, LLC		Delaware
Auto Dealership XX, LLC		Delaware
Auto Dealership XXI, LLC		Delaware
Auto Dealership XXII, LLC		Delaware
Auto Dealership XXIII, LLC		Delaware
Auto Dealership XXIV, LLC		Delaware

Legal Entity	Current DBA(s)	State of Organization
Auto Dealership XXIX, LLC		Delaware
Auto Dealership XXV, LLC		Delaware
Auto Dealership XXVI, LLC		Delaware
Auto Dealership XXVII, LLC		Delaware
Auto Dealership XXVIII, LLC		Delaware
Auto Dealership XXX, LLC		Delaware
Auto Holding, LLC		Delaware
Auto Mission Holding, LLC		Delaware
Auto Mission Ltd.	AutoNation Toyota Hayward; AutoNation Scion Hayward	California
Auto West, Inc.		California
Autohaus Holdings, Inc.		Delaware
AutoNation Benefits Company, Inc.		Florida
AutoNation Cayman Insurance Company, Ltd.		Cayman Islands
AutoNation Corporate Management, LLC		Delaware
AutoNation Direct Nevada, Inc.		Delaware
AutoNation Enterprises Incorporated		Florida
AutoNation Financial Services, LLC		Delaware
AutoNation Fort Worth Motors, Ltd.	AutoNation Chevrolet North Richland Hills	Texas
AutoNation GM GP, LLC		Delaware
AutoNation Holding Corp.		Delaware
AutoNation Imports of Katy GP, LLC		Delaware
AutoNation Imports of Katy, L.P.	AutoNation Nissan Katy	Texas
AutoNation Imports of Lithia Springs, LLC	AutoNation Toyota Thornton Road; AutoNation Scion Thornton Road	Delaware
AutoNation Imports of Longwood, Inc.	AutoNation Honda Sanford	Delaware
AutoNation Imports of Palm Beach, Inc.	Lexus of Palm Beach	Delaware
AutoNation Imports of Winter Park, Inc.	AutoNation Toyota Winter Park; AutoNation Scion Winter Park	Delaware
AutoNation Motors Holding Corp.		Delaware
AutoNation Motors of Lithia Springs, Inc.		Delaware
AutoNation North Texas Management GP, LLC		Delaware
AutoNation Northwest Management, LLC		Delaware
AutoNation Orlando Venture Holdings, Inc.		Delaware
AutoNation Realty Corporation		Delaware
AutoNation USA of Perrine, Inc.	AutoNation Nissan Kendall	Delaware
AutoNation V. Imports of Delray Beach, LLC	AutoNation Volvo Delray	Delaware
AutoNationDirect.com, Inc.	AutoNation Direct; AutoNation Direct Auto Buying; AutoNation Direct Used Car	Delaware
Bankston Auto, Inc.		Texas
Bankston Chrysler Jeep of Frisco, L.P.		Texas
Bankston CJ GP, LLC		Delaware
Bankston Ford of Frisco, Ltd. Co.	AutoNation Ford Frisco	Texas
Bankston Nissan in Irving, Inc.	AutoNation Nissan Irving; AutoNation Collision Center Irving	Texas

Legal Entity	Current DBA(s)	State of Organization
Bankston Nissan Lewisville GP, LLC		Delaware
Bankston Nissan Lewisville, Ltd.	AutoNation Nissan Lewisville	Texas
Bargain Rent-A-Car	Lexus of Cerritos; Lexus Collision Center Cerritos	California
Batfish, LLC		Colorado
BBCSS, Inc.		Arizona
Beach City Chevrolet Company, Inc.		California
Beach City Holding, LLC		Delaware
Beacon Motors, Inc.	AutoNation Chevrolet Doral; AutoNation Collision Center Airport Miami	Florida
Bell Motors, LLC	AutoNation Chrysler Dodge Jeep Ram North Phoenix	Delaware
Bellevue Automotive, Inc.	AutoNation Chrysler Dodge Jeep Ram Bellevue	Delaware
Bengal Motor Company, Ltd.	AutoNation Honda Miami Lakes	Florida
Bengal Motors, Inc.		Florida
Bill Ayares Chevrolet, LLC	AutoNation Chevrolet Laurel	Delaware
Bledsoe Dodge, LLC		Delaware
Bob Townsend Ford, Inc.		Delaware
Body Shop Holding Corp.		Delaware
BOSC Automotive Realty, Inc.		Delaware
Brown & Brown Chevrolet - Superstition Springs, LLC	AutoNation Chevrolet Superstition Springs	Arizona
Brown & Brown Chevrolet, Inc.	AutoNation Chevrolet Mesa	Arizona
Brown & Brown Nissan Mesa, LLC	AutoNation Nissan Chandler; AutoNation Collision Center Chandler	Arizona
Brown & Brown Nissan, Inc.	AutoNation Nissan Tempe	Arizona
Buick Mart Limited Partnership		Georgia
Bull Motors, LLC	AutoNation Ford Miami; AutoNation Collision Center Miami North	Delaware
C. Garrett, Inc.		Colorado
Carlisle Motors, LLC	AutoNation Ford St. Petersburg; AutoNation Lincoln Clearwater; AutoNation Collision Center Gulf to Bay	Delaware
Carwell Holding, LLC		Delaware
Carwell, LLC	Mercedes-Benz of South Bay; Land Rover South Bay; AutoNation Collision Center South Bay	Delaware
Centennial Automotive, LLC	AutoNation Dodge Ram Arapahoe	Delaware
Cerritos Body Works Holding, LLC		Delaware
Cerritos Body Works, Inc.	AutoNation Volvo Irvine	California
Champion Chevrolet Holding, LLC		Delaware
Champion Chevrolet, LLC		Delaware
Champion Ford, Inc.		Texas
Charlie Hillard, Inc.	AutoNation Ford Fort Worth; AutoNation Mazda Fort Worth; AutoNation Ford Mazda Fort Worth	Texas
Charlie Thomas Chevrolet GP, LLC		Delaware
Charlie Thomas Chevrolet, Ltd.
AutoNation Chevrolet Gulf Freeway; AutoNation Mitsubishi Gulf Freeway; AutoNation Collision Center NASA; AutoNation Collision Center Gulf Freeway; AutoNation Mitsubishi Value Vehicles Outlet Gulf Freeway
Texas

Legal Entity	Current DBA(s)	State of Organization
Charlie Thomas Chrysler-Plymouth, Inc.		Texas
Charlie Thomas' Courtesy Ford, Ltd.	AutoNation Ford Corpus Christi; AutoNation Mazda Corpus Christi; AutoNation Ford Mazda Corpus Christi; AutoNation Collision Center Corpus Christi II	Texas
Charlie Thomas' Courtesy GP, LLC		Delaware
Charlie Thomas Courtesy Leasing, Inc.		Texas
Charlie Thomas F. GP, LLC		Delaware
Charlie Thomas Ford, Ltd.	AutoNation Ford Gulf Freeway	Texas
Chesrown Auto, LLC		Delaware
Chesrown Chevrolet, LLC	AutoNation Chevrolet North	Delaware
Chesrown Collision Center, Inc.	AutoNation Collision Center Denver	Colorado
Chesrown Ford, Inc.		Colorado
Chevrolet World, Inc.	AutoNation Chevrolet Airport	Florida
Chuck Clancy Ford of Marietta, LLC	AutoNation Ford Marietta; AutoNation Collision Center Marietta	Delaware
CJ Valencia Holding, LLC		Delaware
Coastal Cadillac, Inc.	AutoNation Cadillac Port Richey	Florida
Consumer Car Care Corporation		Tennessee
Contemporary Cars, Inc.	Mercedes-Benz of Orlando; smart center of Orlando	Florida
Cook-Whitehead Ford, Inc.	AutoNation Ford Panama City; AutoNation Collision Center Panama City	Florida
Corporate Properties Holding, Inc.		Delaware
Corpus Christi Collision Center, Inc.	AutoNation Collision Center Corpus Christi	Delaware
Costa Mesa Cars Holding, LLC		Delaware
Costa Mesa Cars, Inc.	AutoNation Honda Costa Mesa; AutoNation Collision Center Mesa	California
Courtesy Auto Group, Inc.		Florida
Courtesy Broadway, LLC		Colorado
Covington Pike Motors, Inc.	AutoNation Honda Covington Pike	Tennessee
CT Intercontinental GP, LLC		Delaware
CT Intercontinental, Ltd.	BMW of Houston North; BMW of Houston North in the Woodlands; MINI of the Woodlands	Texas
CT Motors, Inc.	AutoNation Acura Gulf Freeway	Texas
D/L Motor Company	AutoNation Honda Clearwater; AutoNation Collision Center Clearwater; AutoNation Collision Center Clearwater South	Florida
Deal Dodge of Des Plaines, Inc.		Illinois
Dealership Properties, Inc.		Nevada
Dealership Realty Corporation		Texas
Desert Buick-GMC Trucks, L.L.C.	AutoNation Buick GMC West Sahara	Delaware
Desert Chrysler-Plymouth, Inc.		Delaware
Desert Dodge, Inc.		Nevada
Desert GMC, L.L.C.	AutoNation Buick GMC Henderson	Delaware
Dobbs Ford of Memphis, Inc.	AutoNation Ford Wolfchase; AutoNation Lincoln Wolfchase; AutoNation Ford Lincoln Wolfchase	Delaware

Legal Entity	Current DBA(s)	State of Organization
Dobbs Ford, Inc.	AutoNation Ford Memphis; AutoNation Collision Center Memphis	Florida
Dobbs Mobile Bay, Inc.	AutoNation Ford Mobile; AutoNation Collision Center Mobile	Alabama
Dobbs Motors of Arizona, Inc.	AutoNation Honda Tucson Auto Mall	Arizona
Don Mealey Chevrolet, Inc.	AutoNation Chevrolet West Colonial; AutoNation Collision Center West Colonial	Florida
Don Mealey Imports, Inc.	AutoNation Acura Sanford	Florida
Don-A-Vee Jeep Eagle, Inc.		California
Driver's Mart Worldwide, Inc.		Virginia
Eastgate Ford, Inc.		Ohio
Ed Mullinax Ford, LLC	AutoNation Ford Amherst; AutoNation Collision Center Amherst	Delaware
Edgren Motor Company, Inc.	AutoNation Honda Fremont	California
Edgren Motor Holding, LLC		Delaware
El Monte Imports Holding, LLC		Delaware
El Monte Imports, Inc.		Delaware
El Monte Motors Holding, LLC		Delaware
El Monte Motors, Inc.		Delaware
Emich Subaru West, LLC	AutoNation Subaru West	Delaware
Empire Services Agency, Inc.		Florida
Financial Services GP, LLC		Delaware
Financial Services, Ltd.	AutoNation Auto Auction	Texas
First Team Automotive Corp.		Delaware
First Team Ford of Manatee, Ltd.	AutoNation Ford Bradenton; AutoNation Collision Center Bradenton	Florida
First Team Ford, Ltd.	AutoNation Ford Sanford	Florida
First Team Jeep Eagle, Chrysler-Plymouth, Ltd.		Florida
First Team Management, Inc.		Florida
Fit Kit Holding, LLC		Delaware
Fit Kit, Inc.	AutoNation Toyota Buena Park; AutoNation Scion Buena Park	California
Florida Auto Corp.		Delaware
Ford of Kirkland, Inc.		Washington
Fox Chevrolet, LLC	AutoNation Chevrolet Security Blvd.	Delaware
Fox Imports, LLC		Delaware
Fox Motors, LLC	AutoNation Buick GMC Laurel	Delaware
Fred Oakley Motors, Inc.		Delaware
Fremont Luxury Imports Holding, LLC		Delaware
Ft. Lauderdale Nissan, Inc.		Florida
G.B. Import Sales & Service Holding, LLC		Delaware
G.B. Import Sales & Service, LLC	AutoNation Volvo South Bay	Delaware
Gene Evans Ford, LLC	AutoNation Ford Union City; AutoNation Lincoln Union City; AutoNation Ford Lincoln Union City; AutoNation Collision Center Union City	Delaware
George Sutherlin Nissan, LLC	AutoNation Nissan Marietta	Delaware

Legal Entity	Current DBA(s)	State of Organization
Government Boulevard Motors, Inc.	AutoNation Honda at Bel Air Mall	Alabama
Gulf Management, Inc.	Lexus of Clearwater; Lexus of Tampa Bay; Lexus of Tampa Bay Collision Center	Florida
Hayward Dodge, Inc.		Delaware
Hillard Auto Group, Inc.		Texas
Hollywood Imports Limited, Inc.	AutoNation Honda Hollywood; AutoNation Collision Center Hollywood	Florida
Hollywood Kia, Inc.		Florida
Horizon Chevrolet, Inc.		Ohio
House of Imports Holding, LLC		Delaware
House of Imports, Inc.	House of Imports; AutoNation Collision Center Buena Park	California
Houston Auto M. Imports Greenway, Ltd.	Mercedes-Benz of Houston Greenway	Texas
Houston Auto M. Imports North, Ltd.	Mercedes-Benz of Houston North; smart center Houston North	Texas
Houston Imports Greenway GP, LLC		Delaware
Houston Imports North GP, LLC		Delaware
Irvine Imports Holding, LLC		Delaware
Irvine Imports, Inc.	AutoNation Toyota Irvine; AutoNation Scion Irvine	California
Irvine Toyota/Nissan/Volvo Limited Partnership		Georgia
Jemautco, Inc.		Ohio
Jerry Gleason Chevrolet, Inc.		Illinois
Jerry Gleason Dodge, Inc.		Illinois
Jim Quinlan Chevrolet Co.	AutoNation Chevrolet South Clearwater	Delaware
Joe MacPherson Ford	AutoNation Ford Tustin; AutoNation Lincoln Tustin; AutoNation Ford Lincoln Tustin	California
Joe MacPherson Imports No. I		California
Joe MacPherson Infiniti	AutoNation Infiniti Tustin	California
Joe MacPherson Infiniti Holding, LLC		Delaware
Joe MacPherson Oldsmobile		California
John M. Lance Ford, LLC	AutoNation Ford Westlake; AutoNation Collision Center Westlake	Delaware
J-R Advertising Company		Colorado
J-R Motors Company North	AutoNation Honda 104; AutoNation Hyundai 104	Colorado
J-R Motors Company South	AutoNation Toyota Scion Arapahoe	Colorado
JRJ Investments, Inc.	Audi Las Vegas; BMW of Henderson; BMW of Las Vegas; MINI of Las Vegas; AutoNation Volkswagen Las Vegas; AutoNation Used Cars and Trucks	Nevada
Kenyon Dodge, Inc.		Florida
King's Crown Ford, Inc.	AutoNation Ford Jacksonville	Delaware
Kirkland Motors		Delaware
L.P. Evans Motors WPB, Inc.	Mercedes-Benz of Miami	Florida
L.P. Evans Motors, Inc.	AutoNation Nissan Miami	Florida
Lance Children, Inc.		Ohio
Leesburg Imports, LLC	AutoNation Honda Dulles	Delaware

Legal Entity	Current DBA(s)	State of Organization
Leesburg Motors, LLC	AutoNation Toyota Leesburg; AutoNation Scion Leesburg	Delaware
Les Marks Chevrolet, Inc.		Texas
Lew Webb's Ford, Inc.		California
Lew Webb's Irvine Nissan Holding, LLC		Delaware
Lew Webb's Irvine Nissan, Inc.		California
Lewisville Imports GP, LLC		Delaware
Lewisville Imports, Ltd.	AutoNation Honda Lewisville	Texas
Lot 4 Real Estate Holdings, LLC		Delaware
Luxury Orlando Imports, Inc.	Audi South Orlando	Delaware
MacHoward Leasing		California
MacHoward Leasing Holding, LLC		Delaware
MacPherson Enterprises, Inc.		California
Magic Acquisition Corp.	AutoNation Ford Valencia	Delaware
Magic Acquisition Holding, LLC		Delaware
Maitland Luxury Imports, Inc.	Porsche of Orlando	Delaware
Marks Family Dealerships, Inc.		Texas
Marks Transport, Inc.	AutoNation Toyota Gulf Freeway; AutoNation Scion Gulf Freeway	Texas
Maroone Chevrolet Ft. Lauderdale, Inc.	AutoNation Chevrolet Fort Lauderdale	Florida
Maroone Chevrolet, LLC	AutoNation Chevrolet Pembroke Pines; AutoNation Collision Center Pembroke Pines	Delaware
Maroone Dodge, LLC		Delaware
Maroone Ford, LLC	AutoNation Ford Fort Lauderdale; AutoNation Collision Center Fort Lauderdale North	Delaware
Maroone Management Services, Inc.		Florida
MC/RII, LLC		Ohio
Mealey Holdings, Inc.		Florida
Metro Chrysler Jeep, Inc.		Florida
Midway Chevrolet, Inc.		Texas
Mike Hall Chevrolet, Inc.	AutoNation Chevrolet Highway 6; AutoNation Collision Center Highway 6	Delaware
Mike Shad Chrysler Plymouth Jeep Eagle, Inc.		Florida
Mike Shad Ford, Inc.	AutoNation Ford Orange Park; AutoNation Lincoln Orange Park; AutoNation Ford Lincoln Orange Park; AutoNation Collision Center Orange Park	Florida
Miller-Sutherlin Automotive, LLC		Delaware
Mission Blvd. Motors, Inc.		California
Mr. Wheels Holding, LLC		Delaware
Mr. Wheels, Inc.	AutoNation Toyota Cerritos; AutoNation Scion Cerritos	California
Mullinax East, LLC	AutoNation Ford East	Delaware
Mullinax Ford North Canton, Inc.	AutoNation Ford North Canton; AutoNation Collision Center North Canton	Ohio
Mullinax Ford South, Inc.	AutoNation Ford Margate; AutoNation Collision Center Margate	Florida
Mullinax Insurance Agency		Ohio

Legal Entity	Current DBA(s)	State of Organization
Mullinax Lincoln Mercury, Inc.		Delaware
Mullinax Used Cars, Inc.		Ohio
Naperville Imports, Inc.	Mercedes-Benz of Naperville	Delaware
Newport Beach Cars Holding, LLC		Delaware
Newport Beach Cars, LLC	Newport Auto Center; Audi Newport Beach; Porsche Newport Beach; Bentley Newport Beach	Delaware
NewSunCo, Ltd.		Arizona
Nichols Ford, Ltd.	AutoNation Ford South Fort Worth; AutoNation Collision Center Fort Worth	Texas
Nichols GP, LLC		Delaware
Nissan of Brandon, Inc.	AutoNation Nissan Brandon	Florida
Northpoint Chevrolet, LLC	AutoNation Chevrolet Northpoint	Delaware
Northwest Financial Group, Inc.	BMW of Bellevue	Washington
Ontario Dodge, Inc.		California
Oxnard Venture Holdings, Inc.		Delaware
Payton-Wright Ford Sales, Inc.		Texas
Pembroke Motors, Inc.	AutoNation Chrysler Dodge Jeep Ram Pembroke Pines	Delaware
Peyton Cramer Automotive	AutoNation Acura South Bay	California
Peyton Cramer Automotive Holding, LLC		Delaware
Peyton Cramer F. Holding, LLC		Delaware
Peyton Cramer Ford	AutoNation Ford Torrance	California
Peyton Cramer Infiniti	AutoNation Infiniti South Bay	California
Peyton Cramer Infiniti Holding, LLC		Delaware
Peyton Cramer Jaguar		California
Peyton Cramer Lincoln-Mercury		California
Peyton Cramer LM Holding, LLC		Delaware
Pierce Automotive Corporation		Arizona
Pierce, LLC	AutoNation Toyota Tempe; AutoNation Scion Tempe	Delaware
Pitre Chrysler-Plymouth-Jeep of Scottsdale, Inc.		Delaware
Plains Chevrolet GP, LLC		Delaware
Plains Chevrolet, Ltd.	AutoNation Chevrolet; AutoNation Collision Center	Texas
PMWQ, Inc.		Nevada
PMWQ, Ltd.		Texas
Port City Imports, Inc.	AutoNation Honda South Corpus Christi	Texas
Prime Auto Resources, Inc.	Prime Auto Auction	California
Quality Nissan GP, LLC		Delaware
Quality Nissan, Ltd.		Texas
Quinlan Motors, Inc.	AutoNation Nissan Clearwater	Florida
R. Coop Limited		Colorado
R.L. Buscher II, Inc.		Colorado
R.L. Buscher III, Inc.		Colorado
Real Estate Holdings, Inc.		Florida

Legal Entity	Current DBA(s)	State of Organization
Republic DM Property Acquisition Corp.		Delaware
Republic Resources Company		Delaware
Republic Risk Management Services, Inc.		Florida
Resources Aviation, Inc.		Florida
RI Merger Corp.		Colorado
RI/BB Acquisition Corp.
AutoNation Collision Center East Colonial; AutoNation Collision Center Kissimmee; AutoNation Collision Center Longwood; AutoNation Collision Center Winter Garden; AutoNation Collision Center Oviedo; AutoNation Collision Center North; AutoNation Collision Center Airport
Delaware
RI/BBNM Acquisition Corp		Arizona
RI/BRC Real Estate Corp.		California
RI/DM Acquisition Corp.		Delaware
RI/Hollywood Nissan Acquisition Corp.	AutoNation Nissan Pembroke Pines	Delaware
RI/LLC Acquisition Corp.	AutoNation Nissan 104; AutoNation Nissan Arapahoe	Colorado
RI/RMC Acquisition GP, LLC		Delaware
RI/RMC Acquisition, Ltd.	AutoNation Chevrolet West Austin	Texas
RI/RMP Acquisition Corp.		Delaware
RI/RMT Acquisition GP, LLC		Delaware
RI/RMT Acquisition, Ltd.	AutoNation Toyota South Austin; Champion Scion South Austin; AutoNation Collision Center Austin	Texas
RI/WFI Acquisition Corporation		Delaware
RKR Motors, Inc.	Mercedes-Benz of Pompano	Florida
Roseville Motor Corporation	AutoNation Chrysler Dodge Jeep Ram Roseville	California
Roseville Motor Holding, LLC		Delaware
Sahara Imports, Inc.	AutoNation Honda East Las Vegas	Nevada
Sahara Nissan, Inc.	AutoNation Nissan Las Vegas	Nevada
Saul Chevrolet Holding, LLC		Delaware
SCM Realty, Inc.		Florida
Security Insurance Agency, Inc.		Maryland
Shamrock F. Holding, LLC		Delaware
Shamrock Ford, Inc.		California
Six Jays LLC		Colorado
SMI Motors Holding, LLC		Delaware
SMI Motors, Inc.		California
Smythe European Holding, LLC		Delaware
South Broadway Motors, LLC	AutoNation Chrysler Jeep South Broadway	Delaware
Southwest Motors of Denver, LLC	AutoNation Chrysler Dodge Jeep Ram Southwest	Delaware
Spitfire Properties, Inc.		Florida
Star Motors, LLC	Mercedes-Benz of Fort Lauderdale	Delaware
Steakley Chevrolet GP, LLC		Delaware
Steakley Chevrolet, Ltd.		Texas

Legal Entity	Current DBA(s)	State of Organization
Steeplechase Motor Company		Texas
Steve Moore Chevrolet Delray, LLC	AutoNation Chevrolet Delray	Delaware
Steve Moore Chevrolet, LLC	AutoNation Chevrolet Greenacres; AutoNation Collision Center Greenacres	Delaware
Steve Moore's Buy-Right Auto Center, Inc.		Florida
Stevens Creek Holding, LLC		Delaware
Stevens Creek Luxury Imports Holding, LLC		Delaware
Stevens Creek Luxury Imports, Inc.	Maserati of Stevens Creek	Delaware
Stevens Creek Motors, Inc.	AutoNation Acura Stevens Creek	California
Sunrise Nissan of Jacksonville, Inc.		Florida
Sunrise Nissan of Orange Park, Inc.	AutoNation Nissan Orange Park	Florida
Sunset Pontiac-GMC Truck South, Inc.		Florida
Sunset Pontiac-GMC, Inc.		Michigan
Superior Nissan, Inc.	AutoNation Nissan Southwest	North Carolina
Sutherlin Chrysler-Plymouth Jeep-Eagle, LLC		Delaware
Sutherlin H. Imports, LLC	AutoNation Honda Thornton Road	Delaware
Sutherlin Imports, LLC	AutoNation Toyota Pinellas Park; AutoNation Scion Pinellas Park; AutoNation Collision Center Pinellas Park; AutoNation Collision Center Jacksonville	Delaware
Sutherlin Nissan, LLC	AutoNation Nissan Thornton Road	Delaware
Sutherlin Town Center, Inc.		Georgia
Tartan Advertising, Inc.		California
Tasha Incorporated		California
Taylor Jeep Eagle, LLC		Delaware
Terry York Motor Cars Holding, LLC		Delaware
Terry York Motor Cars, Ltd.	Land Rover Encino	California
Texan Ford Sales, Ltd.	AutoNation Ford Arlington; AutoNation Collision Center Arlington	Texas
Texan Ford, Inc.	AutoNation Ford Katy; AutoNation Collision Center Katy	Texas
Texan Sales GP, LLC		Delaware
Texas Management Companies LP, LLC		Delaware
The Consulting Source, Inc.		Florida
The Pierce Corporation II, Inc.		Arizona
Tinley Park A. Imports, Inc.		Delaware
Tinley Park J. Imports, Inc.		Delaware
Tinley Park V. Imports, Inc.		Delaware
Torrance Nissan Holding, LLC		Delaware
Torrance Nissan, LLC	AutoNation Nissan South Bay	Delaware
Tousley Ford, Inc.	AutoNation Ford White Bear Lake; AutoNation Pre-Owned Outlet; AutoNation Collision Center White Bear Lake	Minnesota
Toyota Cerritos Limited Partnership		Georgia
Triangle Corporation		Delaware
T-West Sales & Service, Inc.	AutoNation Toyota Scion Las Vegas	Nevada

Legal Entity	Current DBA(s)	State of Organization
Valencia Auto Imports Holding, LLC		Delaware
Valencia B. Imports Holding, LLC		Delaware
Valencia B. Imports, Inc.	Valencia BMW	Delaware
Valencia Dodge		California
Valencia Dodge Holding, LLC		Delaware
Valencia H. Imports Holding, LLC		Delaware
Valencia H. Imports, Inc.	AutoNation Honda Valencia	Delaware
Valley Chevrolet, LLC	AutoNation Chevrolet Timonium; AutoNation Collision Center Timonium	Delaware
Vanderbeek Motors Holding, LLC		Delaware
Vanderbeek Motors, Inc.	AutoNation Mazda Subaru Roseville; AutoNation Mazda Roseville; AutoNation Subaru Roseville; BMW of Roseville	California
Vanderbeek Olds/GMC Truck, Inc.		California
Vanderbeek Truck Holding, LLC		Delaware
Village Motors, LLC	AutoNation Toyota Libertyville; AutoNation Scion Libertyville	Delaware
Vince Wiese Chevrolet, Inc.	AutoNation Chevrolet Valencia	Delaware
Vince Wiese Holding, LLC		Delaware
W.O. Bankston Nissan, Inc.	AutoNation Nissan Dallas	Texas
Wallace Dodge, LLC		Delaware
Wallace Ford, LLC	AutoNation Ford Delray; AutoNation Collision Center Delray	Delaware
Wallace Lincoln-Mercury, LLC		Delaware
Wallace Nissan, LLC	AutoNation Nissan Delray	Delaware
Webb Automotive Group, Inc.		California
West Colorado Motors, LLC	AutoNation Chrysler Jeep West; AutoNation Buick GMC Park Meadows; AutoNation Buick GMC West; AutoNation Subaru Arapahoe	Delaware
West Colton Cars, Inc.		California
West Side Motors, Inc.	AutoNation Honda West Knoxville	Tennessee
Westgate Chevrolet GP, LLC		Delaware
Westgate Chevrolet, Ltd.	Westgate Chevrolet Cadillac	Texas
Westmont A. Imports, Inc.	Audi Westmont	Delaware
Westmont B. Imports, Inc.	Laurel BMW of Westmont	Delaware
Westmont M. Imports, Inc.	Mercedes-Benz of Westmont	Delaware
Woody Capital Investment Company II		Colorado
Woody Capital Investment Company III		Colorado
Working Man's Credit Plan, Inc.		Texas